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                          AGREEMENT CONCERNING GUARANTY

         The parties to this Agreement Concerning Guaranty (this "Agreement") are:

         (a) Founders Food & Firkins Ltd., a Minnesota corporation (the "Borrower");

         (b)      Steven Wagenheim, a resident of the State of Minnesota
                  ("Wagenheim");

         (c)      Arthur E. Pew III, a resident of the State of Minnesota
                  ("Pew"); and

         (d)      William Burdick, a resident of the State of Minnesota
                  ("Burdick").

                                    RECITALS

         WHEREAS, Borrower intends to enter into a certain loan agreement with First National Bank, a national banking association (the "Bank"), under which the Bank will provide the Borrower with financing in the principal amount of $1,500,000 (the "Loan"); and

         WHEREAS, the Bank has required, as a condition to making the proposed loan, that Messrs. Pew, Burdick, and Wagenheim guaranty all or a portion of the obligations of the Borrower to the Bank; and

         WHEREAS, the obligations of Messrs. Pew, Burdick, and Wagenheim the Bank will be evidenced by certain separate guaranty agreements dated as of July 19, 2001 (hereafter the "Pew Guaranty," the "Burdick Guaranty" and the "Wagenheim Guaranty"); and

         WHEREAS, the parties have entered into this Agreement to memorialize the relationship between the parties with respect to the proposed loan and guaranty obligations and to induce Messrs. Pew, Wagenheim and Burdick to guaranty all or a portion of the loan to be made by the Bank.

         NOW, THEREFORE, in consideration of the premises the parties hereby agree as follows:

                                   1. RECITALS

         The foregoing recitals are incorporated herein and shall form a part hereof for all purposes.

                                 2. DEFINITIONS

         (a)      As used herein:


                  (i)      The term "Debt" means

                           (aa) indebtedness for borrowed money or for the
                  deferred purchase price of property or services,
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                           (bb) obligations as lessee under leases,

                           (cc) obligations under direct or indirect guaranties
                  in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire or otherwise insure a creditor against lost in respect of, indebtedness or obligations of others of the kinds referred to in clauses (aa) and (bb) above, except endorsements for collection, deposit or negotiation of instruments in the ordinary course of business; and

                           (dd) liabilities in respect of unfunded vested
                  benefits under plans covered by Title V of the Employment Income Retirement Security Act.

                  (ii) The term "Liens" means any mortgage, deed of trust, pledge, security agreement, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement under the uniform commercial code or comparable law of any jurisdiction to evidence any of the foregoing.

         (b) Terms not otherwise defined in this Agreement shall be defined in accordance with the Loan Agreement executed between the Borrower and the Bank as of July 19, 2001 (the "Loan Agreement").

                            3. INDEMNITY OBLIGATIONS

         (a) Borrower, Mr. Wagenheim and Mr. Burdick, jointly and severally, hereby agree to indemnify and hold Mr. Pew harmless from any and all costs, expenses, claims, damages and liabilities which may be claimed against or incurred by Mr. Pew by reason of any demand made by Mr. Pew under the Pew Guaranty, including, without limitation, all amounts paid to the Bank by Mr. Pew under the Pew Guaranty, together with interest on such amount from the date paid by Mr. Pew at an annual rate equal to eight and 75/100ths percent (8.75%), all attorney's fees and other costs of litigation incurred by Mr. Pew in connection with any demand made for payment under the Pew Guaranty or in connection with the enforcement of any right or remedy of Mr. Pew under this Agreement.

         (b) Borrower (but not Messrs. Pew or Burdick) hereby agrees to indemnify and hold Mr. Wagenheim harmless from any and all costs, expenses, claims, damages and liabilities which may be claimed against or incurred by Mr. Wagenheim by reason of any demand made by Mr. Wagenheim under the Wagenheim Guaranty, including, without limitation, all amounts paid to the Bank by Mr. Wagenheim under the Wagenheim Guaranty, together with interest on such amount from the date paid by Mr. Wagenheim at an annual rate equal to eight and 75/100ths percent (8.75%), all attorney's fees and other costs of litigation incurred by Mr. Wagenheim in connection with any demand made for payment under the Wagenheim Guaranty or in connection with the enforcement of any right or remedy of Mr. Wagenheim under this Agreement.

                                       -2-

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         (c) Borrower (but not Messrs. Pew or Wagenheim) hereby agrees to indemnify and hold Mr. Burdick harmless from any and all costs, expenses, claims, damages and liabilities which may be claimed against or incurred by Mr. Burdick by reason of any demand made by Mr. Burdick under the Burdick Guaranty, including, without limitation, all amounts paid to the Bank by Mr. Burdick under the Burdick Guaranty, together with interest on such amount from the date paid by Mr. Burdick at an annual rate equal to eight and 75/100ths percent (8.75%), all attorney's fees and other costs of litigation incurred by Mr. Burdick in connection with any demand made for payment under the Burdick Guaranty or in connection with the enforcement of any right or remedy of Mr. Burdick under this Agreement.

         (d) Burdick and Wagenheim hereby agree that if either of them shall be obligated to discharge any debt pursuant to their respective guaranties, it is their intent that they pay or discharge obligations under the Loan in equal shares and will reimburse, or contribute to, each other for any amounts paid in excess of fifty percent (50%) thereof actually paid by either of them in order that their obligations under the Loan be discharged in equal shares.

                          4. INDEMNIFICATION PROCEDURE

         (a) In case any claim or proceeding shall be instituted affecting any indemnified person in respect of which indemnity may be sought pursuant to
Section 3 above, such indemnified person shall promptly (considering the circumstances) notify the indemnifying person or persons in writing.

         (b) The parties to this agreement agree that Messrs. Pew, Wagenheim, or Burdick, may compromise and pay any demand made by the Bank under the Pew, Wagenheim or Burdick Guaranty, as appropriate, without the consent of any other party to this Agreement and without affecting any indemnify obligation created under this Agreement.

                            5. COVENANTS OF BORROWER

         (a) So long as the Pew Guaranty shall remain outstanding, Borrower shall not, without the written consent of Mr. Pew:

                  (i) Modify the terms and conditions of the Loan Agreement, the Note or any of the documents delivered thereunder, including, without limitation, the Leasehold Mortgage (all of which documents are herein referred to as the "Loan Documents") to increase the amount or interest rate of Debt, reduce or extend the maturity date of the Note, or increase in any way the obligations of Pew under the Pew Guaranty;

                  (ii) Default in the payment of any amount payable by the Borrower under the Loan Agreement, Note, or the other Loan Documents;

                  (iii) Create or suffer to exist any Debt except (aa) Debt under the Loan Agreement and (bb) ordinary trade debt that is not in default or that is unsecured,

                                       -3-

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         or (cc) debt incurred in the ordinary course of Borrower's operations as would be incurred or suffered by a company operating in the restaurant industry, but not exceeding $100,000 at any time.

                  (iv) Create or suffer to exist any Lien except liens permitted under the Leasehold Mortgage.

         (b) In addition to the foregoing, Borrower agrees to provide Messrs. Pew, Wagenheim and Burdick with copies of all notices delivered or required to be delivered by Borrower to the Bank under the Loan Agreement and with all demands and notices received by Borrower from the Bank with respect to the transactions referred to in the Loan Agreement.

                             6. REFINANCING EFFORTS

         Borrower agrees to use its best efforts to replace or refinance the loan evidenced by the Loan Agreement and Note and to obtain a release of the Pew Guaranty by no later than January 1, 2006. In the event that Borrower has not obtained a release of the Pew Guaranty by no later than January 1, 2006, then, in such event, Borrower shall pay to Mr. Pew a monthly guaranty fee in the amount $1,000, beginning on the first day of February, 2006 and continuing on the first day of each month thereafter for so long as the Pew Guaranty remains outstanding.

                                   7. GUARANTY

         By signing below Messrs. Wagenheim and Burdick unconditionally and jointly and severally guaranty payment and performance of the Borrower's obligations under Section 6 above.

                                8. MISCELLANEOUS

         (a) No amendment or waiver of the provisions of this Agreement shall be effective unless such amendment or waiver is in writing and is signed by all parties to this Agreement.

         (b) All notices and other communications provided for hereunder shall be in writing and shall be effective when mailed to the address set forth in the signature page to this Agreement or to such other addresses the parties hereto may specify in writing.

         (c) This Agreement shall be governed by the internal laws of the State of Minnesota.

         (d) If any term of this Agreement shall be held to be illegal or unenforceable the remaining parts of this Agreement shall not be affected and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

         (e) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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                       9. ACKNOWLEDGMENT OF REPRESENTATION

         THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT HAS BEEN PREPARED BY COUNSEL FOR MR. PEW. BORROWER AND MESSRS. WAGENHEIM AND BURDICK ACKNOWLEDGE AND AGREE THAT BRIGGS AND MORGAN HAS ACTED AS COUNSEL FOR THE BORROWER WITH RESPECT TO THE NEGOTIATION AND PREPARATION OF THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS AND THAT BRIGGS AND MORGAN REGULARLY SERVES AS COUNSEL FOR THE BORROWER, AND HAS RENDERED LEGAL ADVICE TO MR. WAGENHEIM IN OTHER MATTERS. BRIGGS AND MORGAN HAS SERVED AS COUNSEL FOR BORROWER AND HAS RENDERED LEGAL ADVICE TO PEW BASED UPON THEIR ASSURANCES THAT THEY HAVE A COMMON GOAL OF FINANCING BORROWER'S TRANSACTION WITH THE BANK AND THAT THIS AGREEMENT FACILITATES THAT GOAL. BRIGGS AND MORGAN IS NOT SERVING AS COUNSEL FOR WAGENHEIM AND BURDICK IN CONNECTION WITH THIS AGREEMENT AND WAGENHEIM AND BURDICK ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED TO OBTAIN ADVICE OF THEIR OWN LEGAL COUNSEL WITH RESPECT TO THE MATTERS CONTAINED HEREIN. BORROWER AND MESSRS. WAGENHEIM AND BURDICK HEREBY WAIVE ANY CLAIM OF CONFLICT OF INTEREST ARISING FROM BRIGGS AND MORGAN'S NEGOTIATION AND PREPARATION OF THIS AGREEMENT ON BEHALF OF MR. PEW AND SUCH PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THEY HAVE OBTAINED SUCH INDEPENDENT ADVICE AND COUNSEL AS MAY BE NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES.

         BORROWER HEREBY AGREE TO REIMBURSE MESSRS. PEW, WAGENHEIM AND BURDICK FOR ANY COSTS AND EXPENSES, INCLUDING ATTORNEY'S FEES, INCURRED BY SUCH PARTIES IN CONNECTION WITH THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date shown below.

Dated:  July 17, 2001
                                       FOUNDERS FOOD & FIRKINS LTD, a
                                       Minnesota corporation


                                       By  /s/ Steven J. Wagenheim
                                           -----------------------
                                              Its  PRESIDENT
                                       ADDRESS:     5831 Cedar Lake Road
                                                    St. Louis Park, MN 55416


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Signature page to Agreement
Concerning Guaranty dated
July 17, 2001.


                                       /s/ Arthur E. Pew III
                                       ---------------------
                                       Arthur E. Pew, III

                                       ADDRESS:     2515 Manitou Island
                                                    White Bear Lake, MN 55110





                                       /s/ Steven J. Wagenheim
                                       -----------------------
                                       Steven Wagenheim

                                       ADDRESS:     5831 Cedar Lake Road
                                                    St. Louis Park, MN 55416




                                       /s/ William J. Burdick
                                       ----------------------
                                       William Burdick

                                       ADDRESS:



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